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       First Amendment to Amended and Restated NIM Collateral Purchase Agreement
                                                             (Project Brave).rtf
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                                                                  EXECUTION COPY

                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                        NIM COLLATERAL PURCHASE AGREEMENT

      FIRST AMENDMENT TO AMENDED AND RESTATED NIM COLLATERAL PURCHASE AGREEMENT, dated as of September 15, 2000 (the "EFFECTIVE DATE"), by and among FIRST INVESTORS SERVICING CORPORATION ("FISC"), as a seller, ALAC RECEIVABLES CORP. ("ALACRC"), as a seller, FIFS Acquisition Funding Company, L.L.C., as the purchaser (together with FISC and ALACRC, the "ORIGINAL PARTIES"), FIRST INVESTORS FINANCIAL SERVICES, INC. ("FIRST INVESTORS"), as a seller and FIRST INVESTORS AUTO CAPITAL CORPORATION ("FIACC"), as a seller. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

      WHEREAS, the Original Parties have entered into that certain Amended and Restated NIM Collateral Purchase Agreement, dated as of August 8, 2000 (as amended, the "AGREEMENT");

      WHEREAS, FISC is the servicer under the Servicing Agreement, dated as of July 1, 1999 among FIACC, as debtor, Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association), as backup servicer and custodian and FISC (f/k/a Auto Lenders Acceptance Corporation), as servicer and is entitled to receive from time to time under the Servicing Agreement, the Servicing Fee (as defined therein);

      WHEREAS, pursuant to the Purchase Agreement, dated as of January 1, 1998 by and between First Investors and FIACC (as amended, supplemented or otherwise modified from time to time), First Investors has sold certain receivables to FIACC (the "SOLD RECEIVABLES");

      WHEREAS, pursuant to the Security Agreement, dated as of January 1, 1998 by and among FIACC, as debtor, FUSI, as deal agent and collateral agent and First Investors, as seller (as amended, supplemented or otherwise modified from time to time), certain amounts related to the Sold Receivables shall be paid to the Noteholders and/or the Issuer;

      WHEREAS, the parties hereto desire to amend the Agreement in certain respect to, among other things, add FIACC and First Investors as Sellers thereto;

      NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties agreed as follows:

      SECTION 1.  AMENDMENTS.

      (a) The definition of Servicing Strips in Article I of the Agreement is hereby deleted in its entirety.

      (b) Section 2.1(b) of the Agreement is hereby amended in its entirety to read as follows:

            (b) With respect to the Servicing Strip (Series 1998-1), the Purchaser shall not have the right to enforce payment on any Servicing Fee (as defined under the ALAC Securitizations); provided, however, FISC, as Servicer under the ALAC Securitizations, shall use its best efforts to cause any Servicing Fee to be paid without delay, set-off or any other reduction.

      SECTION 2.  TRANSFER OF AGREEMENT COLLATERAL.

      Subject to Section 2.1(b) of the Agreement, as of the Effective Date, each Seller hereby sells, transfers and conveys to the Purchaser all of such Seller's right, title and interest in and to the Agreement Collateral owned by such Seller and not otherwise transferred to the Purchaser on the Closing Date.

      SECTION 3.  REPRESENTATIONS AND WARRANTIES.

      Each Seller hereby represents and warrants to the Purchaser as of the Effective Date each of the representations and warranties in Section 3.2 of the Agreement.

      The chief executive office, the principal place of business and the office where First Investors, keeps its records concerning the Agreement Collateral for a period not less than four (4) months prior to September 15, 2000 have been located, and shall be maintained, in the State of Texas. The chief executive office, the principal place of business and the office where FIACC, keeps its records concerning the Agreement Collateral for a period not less than four (4) months prior to September 15, 2000 have been located, and shall be maintained, in the State of Texas.

      SECTION 4.  AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

      Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

      SECTION 5.  MISCELLANEOUS.

      (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

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
      (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

      (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

                 [Remainder of Page Intentionally Left Blank]

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
      IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunder to duly authorized as of the date and year first above written.

SELLER:                       FIRST INVESTORS SERVICING CORPORATION


                              By _____________________________________________
                              Name: __________________________________________
                              Title: _________________________________________

                                    First Investors Servicing Corporation
                                    380 Interstate North Parkway, 3rd Floor
                                    Atlanta, GA  30339

                                    Attention:  Bennie H. Duck
                                    Facsimile No.:
                                    Confirmation No.:



SELLER:                       ALAC RECEIVABLES CORP.


                              By _____________________________________________
                              Name: __________________________________________
                              Title: _________________________________________

                                    ALAC Receivables Corp.
                                    380 Interstate North Parkway, 3rd Floor
                                    Atlanta, GA  30339


                                    Attention: Bennie H. Duck
                                    Facsimile No.:
                                    Confirmation No.:

SELLER:                             FIRST INVESTORS
                                    FINANCIAL SERVICES.,

                                    By: ______________________________________
                                    Name:
                                    Title:

                                    First Investors Financial Services, Inc.
                                    675 Bering Drive
                                    Suite 710
                                    Houston, TX 77057

                                    Attention: Bennie Duck
                                    Facsimile: 713-977-0657
                                    Telephone: 713-977-2600



SELLER:                             FIRST INVESTORS AUTO CAPITAL
                                    CORPORATION.,

                                    By: ______________________________________
                                    Name:
                                    Title:

                                    First Investors Auto Capital Corporation
                                    675 Bering Drive
                                    Suite 710
                                    Houston, TX 77057

                                    Attention: Bennie Duck
                                    Facsimile: 713-977-0657
                                    Telephone: 713-977-2600

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
PURCHASER:                    FIFS ACQUISITION FUNDING COMPANY, L.L.C.

                              By FIALAC Holdings, Inc.,
                                   as Manager

                              By: ____________________________________________
                                    Name: Bennie H. Duck
                                    Title:  Vice President of FIALAC
Holdings, Inc.

                                    FIFS Acquisition Funding Company, L.L.C.
                                    675 Bering Drive, Suite 710
                                    Houston, TX 77057

                                    Attention:  Bennie H. Duck
                                    Facsimile No.:
                                    Confirmation No.:

Acknowledged and accepted
This 15th day of September, 2000:

FIRST UNION SECURITIES, INC.,
as Deal Agent

By: _______________________________
      Name:
      Title:

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